Exhibit 99.2

Westrock CoffeeInvestor Presentation April 2022

GENERAL This presentation (“Presentation”) is being furnished for informational purposes only in connection with the announced proposed business combination transaction between Westrock Coffee Holdings, LLC (“Westrock” or the “Company”) and Riverview Acquisition Corp. (“Riverview”). This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential transaction between Westrock and Riverview or one or more of its affiliates (the "Potential Transaction") and for no other purpose. Neither the Securities and Exchange Commission (the “SEC”) nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the Potential Transaction, or determined that this Presentation is truthful or complete. Any representation to the contrary is a criminal offense. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. To the fullest extent permitted by law, Riverview, Westrock and their respective subsidiaries, stockholders, affiliates, representatives, directors, officers, employees, advisers, or agents disclaim any and all liability which may arise from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Riverview nor Westrock has independently verified the data obtained from these sources and no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any such third-party sources. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make an evaluation of Westrock or the Proposed Transaction. Viewers of this Presentation should each make their own evaluation of Westrock and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. References in this Presentation to our "partners" or "partnerships" with governmental entities, Food & Beverage companies, universities or others do not denote thatour relationship with any such party is in a legal partnership form, but rather is a generic reference to our contractual relationship with such party. FORWARD LOOKING STATEMENTS Certain statements included in this Presentation that are not historical facts are forward-looking statements. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect, "should," "would," "plan," "predict,” "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on information available to Westrock and Riverview as of the date hereof and neither Westrock nor Riverview is under any duty to update any of the forward-looking statements after the date of this Presentation to conform these statements to actual results. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the respective management of Westrock and Riverview as of the date hereof and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and should not be relied on by an investor or others as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Westrock and Riverview. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Transaction, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of our registration statement / proxy are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the ProposedTransaction or that the approval of the requisite equity holders of Riverview or Westrock is not obtained; failure to realize the anticipated benefits of the Proposed Transaction; risks relating to the uncertainty of the projected financial information with respect to Westrock; risks related to the rollout of Westrock's business and the timing of expected business milestones; the effects of competition on Westrock's business; the amount of redemption requests made by Riverview's stockholders; the ability of Riverview or Westrock to issue equity or equity-linked securities or obtain debt financing in connection with the Proposed Transaction or in the future; and those factors discussed in Riverview's final prospectus dated May 15, 2020 under the heading "Risk Factors," and other documents Riverview has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differmaterially from the results implied by these forward-looking statements. There may be additional risks that neither Riverview nor Westrock presently know, or that Riverview or Westrock currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements reflect Riverview's and Westrock's expectations, plans, or forecasts of future events and views as of the date of this Presentation. Riverview and Westrock anticipate that subsequent events and developments will cause Riverview's and Westrock's assessments to change. However, while Riverview and Westrock may elect to update these forward-looking statements at some point in the future, Riverview and Westrock specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as a representation of Riverview's and Westrock's assessments as of any date subsequent to the date of his Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. PROJECTIONS Any financial projections, estimates or targets in this Presentation are forward-looking statements that are subject to significant uncertainties and contingencies, many of which are beyond Westrock's control. The assumptions and estimates underlying such projections, estimates or targets are inherently uncertain and are subject to uncertainties that couldcause actual results to differ materially from such projections, estimates or targets. To the extent forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliation due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. NON-GAAP FINANCIAL MEASURES The non-GAAP measures provided herein may not be directly comparable to similar measures used by other companies in Westrock’s industry, as other companies may define such measures differently. The non-GAAP measures presented herein are not measurements of financial performance under GAAP, and should not be considered as alternativesto, and should only be considered with, Westrock’s financial results in accordance with GAAP. Westrock and Riverview do not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP measures to the corresponding amounts prepared in accordance with GAAP appears in the tables in the Appendix. To the extent forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliation due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Disclaimer

Today’s Presenters CHRIS PLEDGER Chief Financial Officer Westrock Coffee Riverview Acquisition Corp. BRADMARTIN Chief Executive Officer& Chairman rbm venture company Saks, Inc. - Wikipedia SCOTT FORD Chief Executive Officer & Co-Founder Agaciro Fund Arvest Bank Finalizes Bear State Bank Acquisition, Transition Pilot Dealer in Lamar, CO | 708 North Main Street

AGENDA 4 01 | COMPANY OVERVIEW 02 | GROWTH STRATEGY 03 | FINANCIAL OVERVIEW 04 | TRANSACTION AND VALUATION BENCHMARKING 05 | CONCLUSION 06 | APPENDIX

A MISSION TO DO WELL BY DOING GOOD We aim tobe the world's most competitive and innovative provider of beverage solutions to the most distinguished brands in order to providesmallholder farmers and their families in developing countries the ability to advance their quality of life and economic status

Westrock Coffee’s History 2009 Westrock Coffee opens operations in Rwanda 2010 Westrock Coffee Roasting opens in Little Rock, AR 2018 First digitally traceable coffee container ships 2016 Westrock Coffee establishes transparent supply chain from Latin America 2014 Westrock Coffee acquires Falcon Coffees to expand sustainability into 20+ origins 2019 Westrock Coffee expands packaging facilities in Little Rock, AR First digital transaction on IBM Food Trust® 2021 Westrock Coffee expands operations in Malaysia 2020 Westrock Coffee publicly launches traceable technology platform –Farmer Direct Verified® Westrock Coffee acquires S&D Coffee & Tea, founded in 1927, to expand blue-chip customer base and social impact 2022 Westrock Coffee launches the nation’s largest roasting to Ready-To-Drink packaging facility

Westrock Coffee & Riverview Create a Market Leader Vertically integrated, sustainably focused coffee company providing digitally traceable coffee to the retail and branded hospitality industries. One of the world’s largest custom coffee and suppliers to restaurants and convenience stores in the U.S. and a leading producer of liquid extracts. Deep bench of directors with significant public company experience in food and beverage, supply chain and accounting sectors. SPAC with $250M cash in trust and a fully committed $250M PIPE from a select group of long-term investors. Leading intergrated coffee, tea, flavors, extracts, and ingredients solutions provider to the world’s most iconic and transformative brands.

Uniquely Situated Product and Service Offering Beverage Solutions Sustainable Sourcing & Traceability (SS&T) Coffee & Tea Flavors, Extracts & Ingredients(FE&I) •Comprehensive product and serviceoffering to the retail, C-Store, travel centers, foodservice, non-commercial, and CPG industries. •Coffee products includeroasted coffee in a variety of finished good packagings including: whole bean, fractional packs, retail bags, and single serve cups. •Tea productsinclude iced tea, hot tea, and specialty herbal tea. Packaging formats include filter packs, tea bags, and pyramid sachets. •A full range of beverage concentrate and flavoring systems of branded and private label goods. •Products include concentrates for ready-to-drink beverages, ice creams, sauces, and baked goods. •Finished good formats currently include bulk and plastic bottles. Planned expansions are expected to extend our offering to cans, glass bottles, and bag-in-a-box. •Creation and management ofa sustainableand digitallytraceable supply chain from the original farmer transaction through the finished good consumer package is the bedrock of our differentiation. •50+ professionals operating in 10 countries around the globe coordinate the physical delivery of these traceable products to Westrock Coffee and hundreds of other customers. Rwanda Trading Company, Kigali (Umujyi Wa Kigali) Villa Rica Golden Coffee

Westrock Coffee is differentiated not only by its mission but also in the way it goes to market Westrock Coffee Company While Westrock Coffee helps customers manage their commodity price risk, customers alone bear their own exposure. IMPORT EXPORT ROAST PACKAGE DELIVER HARVEST Westrock Coffee supplies the world’s most iconic brands with the world’s most transformative coffee, tea, and extract products. Westrock Coffee provides coffee sourcing and financing, digitally traceable supply chain management, product innovation, roasting, packaging, and distribution services.

Westrock Coffee By The Numbers (1)WCC Management. (2)Westrock Coffee is the top provider of coffee to restaurant chains in the U.S. with at least 100 outlets and that currently sell coffee, based on total share of outlets serviced // Global Data FoodserviceIntelligence Center, Technomic Ignite Menu & Company, WCC Management. (3)Westrock Coffee is the top provider of tea to restaurant chains in the U.S. with at least 100 outlets that currently sell tea, excluding outlets that sell only retail-branded tea, based on total share of outlets serviced. // Global Data Foodservice Intelligence Center, Technomic Ignite Menu & Company, WCC Management. (4)Multi-Outlet + Convenience, RTD Coffee Category + RFG Ready-To-Drink Coffee Category, IRI, 52wk ending 3.20.22. 1.5M Farmer Partners from 35 Countries(1) $75M 2022E Adjusted EBITDA Coffee Supplier to U.S. Restaurants(2) Tea Supplier to U.S.Restaurants(3) Coffee Extract Supplier in Ready-to-Drink Coffee(4) $123M 2024E Adjusted EBITDA Westrock Coffee provides over 20M Cups of Coffee Daily(1) We Supply ~88% of our Foodservice Customers’ Stores in the U.S. and <1% Internationally(1) 8 Manufacturing Facilities 1M+ sq ft 1,200 Employees with Operations in 10Countries $960M 2022E Net Sales #1 #1 #2

Compelling Investment Highlights

Proven Management Team Is The Largest Equity Owner ERIC CHIN Chief Information Officer BOB MCKINNEY Chief Legal Officer PLEDGER Chief Financial Officer SCOTT FORD Chief Executive Officer & Co-founder CJ DUVALL Chief Human Resource Officer Experience WILL FORD Group President Of Operations Leadership KYLE NEWKIRK EVP Product Innovation & FE&I SAM FORD EVP Of Business Analytics & Client Experience Circumference Group - Crunchbase Investor Profile & Investments Home - Falcon Coffees RTC Logo JOE FORD Chairman & Co-founder Alltel - Wikipedia Alltel - Wikipedia Alltel - Wikipedia Dial - Skin & Beauty Care - Henkel Duke Energy - Wikipedia Eltek Systems Beverly Enterprises Logo PNG Transparent & SVG Vector - Freebie Supply EnPro Unveils New Global Brand in Recognition of Business Portfolio Transformation | Business Wire ELIZABETH MCLAUGHLIN EVP Of Sales MATT SMITH EVP Supply Chain, Sustainability, & Quality Home - Falcon Coffees RTC Logo

Westrock Coffee was founded on the belief that growth is an inevitable byproduct of investments in infrastructure, farmer development, supply chain, product innovation, and technological advancement. This belief is expressed through the way we interact with our community, the environment, and the farmers we serve. Purpose Driven Mission Delivers Measurable Impact 900K+ ACRES(4) Farmed by Westrock Coffee’s farmer partners globally 106K(3) Farmers have been trained over the last decade $6.5M(1) In sustainability premiums paid directly to farmers 5MTREES(2) Distributed within Westrock Coffee’s supply chain by 2025 CASE STUDY: RWANDA 2014 –2018 GIKOMERO COMMUNITY FARMER GROUP 2014 Coffee Revenue Per Farmer Coffee Futures Price 2015 2016 2017 2018 0% 50% 150% 200% 250% 100% (50%) The chart tracks farm performance for 1,854farmers who completed WestrockCoffee’strainingprogram.These farmers are concentrated in a difficult growing region and historically experienced below average baseline production. Source: WCC Management, Company-conducted study. (1)For the period 2015 to 2021. (2)For the period 2021 to 2025. (3)For the period 2013 to 2021. (4)For the calendar year 2021. 100% Responsibly sourced coffee and tea by 2025 2M+ TONS(4) Of carbon sequestered by Westrock Coffee’s supply chains annually

Proprietary, Digitally Traceable Technology A fundamental pillar of WestrockCoffee Westrock Coffee utilizes the IBM Food Trust®blockchain platform, and other proprietary technologies to link anonymous, disjointed supply chains into transparent, connected systems. Our platform gives our customers visibility into every step of their supply chain, and allows their customers to see the actionable results of their purchase, with the scan of a QR Code. Through economic empowerment and environmental accountability, Westrock Coffee directly impacts and improves the lives of the farmers from whom we source coffee and tea. 50 Unique data pointscollected andmonitored from farmerto finishedproduct 03 | IMPORT Import clearing and delivery to final warehouse 02 | EXPORT Coffee milling, exporting, and ocean freight data 04 | ROAST Roasting facility delivery and roasting data 05 | PACKAGE Customer purchase order and packaging data 06 | DELIVER Traceability data uploaded to customer portals for finished goods items 01 | HARVEST Farmer transaction (name, date, price)

Large & Growing Global Market Presents Significant Addressable Opportunity $318B Global Coffee & Tea Market Size Millennial and Generation Z Demographic(2)131M Younger coffee drinkers that prefer to drink cold / RTD coffee compared to hot coffee(3)(4) 51% Cold brew menu penetration 5-yr CAGR trend(5) +31% $318 billion wholesale global coffee and tea market forecasted to grow at 6% CAGR Generational shift to Millennials and Generation Z which are prioritizing cold coffee and sustainability Consumers preferences have migrated from Regular Brewed Coffee to Non-Traditional Coffee $37B Westrock Coffee’s traditional core business has an addressable market of $37 billion today Total Addressable Market FE&I Forecasted Sales Growth(6) +55% (1) (7) (1) WCC Management, Global Data, Consumer Intelligence Center, Market Analyzers, Core Market Sizing: Segment Insights Report 2021. // (2) Global Data, Consumer Intelligence Center, Macroeconomic Data, Demographics Report, 2021. // (3) Younger coffee drinkers represent Millennials and Generation Z. // (4) Mintel Group, Coffee and RTD Coffee US 2021; LightSpeed Consumer Data May 2021. // (5) Datassentials SNAP 2022, MenuTrends. // (6) Represents Westrock Coffee 2022E -2024E expected sales CAGR for FE&I Business. // (7) WCC Management, Global Data, Consumer Intelligence Center, Market Analyzers, Core Market Sizing: Segment Insights Report, Foodservice Intelligence Center, Product By Channel Report 2021.

.25-person world class innovation team with branded consumer packaged goods and FE&I experience in Consumer Insights, R&D and Engineering. .Customer-centric approach that begins with specific consumer insights and product design that delivers enhanced profitability across the value chain. Global Scale Traceable Technologies Innovation Comprehensive Product Portfolio Unparalleled Customer Value Proposition Leading brands choose Westrock Coffee because it is singularly positioned to meet their needs, while simultaneously driving a new standard for sustainably sourced products .We operate 8 key facilities that support our Coffee & Tea and Flavors, Extracts and Ingredients business, with a combined 1M+ square feet of production capacity. .We have on the ground operations in 10 countries to support our international growth. .Proprietary digital traceable technology. .Capacity to collect and analyze data points from farmer partners. .Enables fair payment, location, and community risk identification for farmers. .Consumer insights, Omni-channel product marketing, and product development resources integrated into the strategic planning process. .Enables continuous product introductions that build our product portfolio.

As the “Brand Behind the Brands”we supply the largest and most recognizable names across the retail, restaurant, convenience store, travel center, non-commercial and CPG channels with your favorite coffee, tea, and extract-based beverages. The average tenure for our top 20 customers is 19+ years.(1) No customer represents more than 10% of Net Sales.(2) 13 of the of Top 25 QSRs in the US 55K+ QSR Locations Served 13 of the Top 25 C-Stores in the US 13K+ C-Store Locations Served 3 of the Top 5 Retailers in the US 3of the Top 10 Food Distributors in the US 5K+ Retail Locations Served 100K+ Customer Locations Served Tenured, Flagship Customers with Global Operations (1) As of 12/31/2021. // (2) In fiscal year 2021.// (3) National Retail Federation, 2021. // (4) WCC Management, QSR Magazine 2021. // (5) CSNEWS, 2021. // (6) WCC Management, Abasto. // (7) WCC Management. (3) (4) (5) (6) (7) (4) (5) (4) (5)

Compelling Investment Opportunity: Two Macro Tailwinds Combined with New Retail Entrants & Capacity Shortages (1)Mintel Group, Coffee and RTD Coffee US 2021; LightSpeed Consumer Data May 2021.

 >30% Of Millennials Prefer Cold Brew/RTD(1) Generational Shift from Hot Coffee to Cold Brew/RTD Shifts in consumer behavior accelerated the growth of new categories (ex. Ghost kitchens, RTD preferences) New Entrants Retailers Sprinting to Become Relevant in New Trends Restaurants, convenience stores, and retailers expanding product portfolios to include cans and bottles. Exponential Demand Growth Exposes Capacity Shortages COVID Concerns Accelerated Shift from Beverage Counter to Single Serve No one is filling the gap: •PE-backed companies often lack liquidity for CapEx required •Dairy co-ops are often capital constrained •Conglomerates often focus on other core competencies Westrock Coffee is filling the gap and capitalizing on this once-in-a-lifetime investment opportunity by expanding its FE&I capabilities Consumer preferences shifting away from Hot Coffee and the lack of supply capacity are generating a unique opportunity for Westrock Coffee Flavors, Extracts, and Ingredients Business Poised for Dynamic Growth… Generation: (1)Technomic, Away From Home Beverage Navigator 2021. (2)Mintel Group, Coffee and RTD Coffee US 2021; LightSpeed Consumer Data May 2021. (3)Mintel Group, Foodservice Coffee and Tea Report US 2021; represents change in respondents % from 2019 to 2021.

.Product implementation .Beverage menu strategy deployment Westrock Coffee’s customer value proposition enables the company to develop successful beverage solutions roadmaps, to provide product innovation, and to grow for its customers …Due to Disruptive Product Innovation and Industry Shortages Adoption Ideation Strategy/Insights .Identify key white space opportunities .Insights-based innovation and sales approach .Strategic cross-functional ideation .Concepting & validation of the product .Develop brand, price, promotion .Source/manufacture product Commercialization Product Innovation Process RTD Coffee Unit Sales by Packaging Type (Reflects National Brands at Retail only) .60% of consumers are more likely to purchase takeout food today vs. pre-COVID-19 .77% of consumers plan to maintain their off-premise food consumption 334 282 551 50 390 761 441 808 1,579 2015 2020 2025 Glass Bottle Plastic Bottle Can +14% +14% +14% ‘20 –‘25 CAGR Source: Global Data, Customer Intelligence Center, Market Analyzers.

New FE&I Facility –Conway, AR 800 million Single Serve Cups 10 million Gallons of Juice BIBs 4 million Gallons of Coffee BIBs 140 million Glass Bottles 700 million Cans 3 million Gallons of Bulk 100 million Pounds of Coffee Roasting Potential Capacity After Buildout(1) (1)Westrock Coffee is in the engineering and design phase of its FE&I facility buildout. The packaging format and associated capacity shown provide an example of what is possible when the facility is fully built out. The actual buildout will vary based on a variety of factors including customer demand, volume commitments, and margin consideration. In 2021, we purchased a 524k square foot manufacturing facility with the intent to build out the capacity and capabilities needed to meet our customer demand. The facility is currently in the engineering and design phase, and we are in active discussions with prospective customers related to price, terms, volume and commitments.

21% CAGR(2) Net Sales Adjusted EBITDA(1) ($ in millions) Strong Financial Profile & Growth Trajectory ($ in millions) 38% CAGR(2) (1)See Appendix for Adjusted EBITDA GAAP Reconciliation. (2)CAGR represents compounded annual growth ratefor years 2021A-2024E. (3)Excludes intercompany sales. (4)Coffee & Tea includes Allied & Others products. (5)Westrock Coffee acquired S&D in February 2020. As such, 2020 financials presented include 10 months of S&D financials. (5) (5) AdjustedEBITDAMargin ’21A-’24E CAGR SS&T(3) Coffee & Tea(4) FE&I

23 01 | COMPANY OVERVIEW 02 | GROWTH STRATEGY 03 | FINANCIAL OVERVIEW 04 | TRANSACTION AND VALUATION BENCHMARKING 05 | CONCLUSION 06 | APPENDIX

Growth Initiatives Expand Our Customer Base Demonstrated ability to win new customers through insights-driven, product development-led sales cycle New Customer Pipeline 100+ Targets $1.2B+ Sales Acquisitions Can be Used to Accelerate: 50+ Targets $5B+ Sales Proven ability to execute and integrate accretive M&A Highly Active M&A Pipeline Expand Our Product Offering Rapidly growing market that is aligned with generational and lifestyle trends Industry leader to our partners allowing them to capitalize on this market shift Geographic Expansion Current customers are asking for our international expansion Accelerated Expansion Opportunities EU MENA Southeast Asia China Japan UK Note: Customer & M&A Pipelines are WCC Management estimates.

Expand Our Product Offering WestrockCoffee has demonstrated its capability to create innovative products for consumers’ changing preferences and deliver to its customers in whatever packaging format they need Liquid Coffee & Beverage Concentrates Roasted Coffee Tea Tote Drum Bag-in-Box (BIB) Retail and Foodservice Bottles Cup Build & Bulk Batch 48 oz.-Plastic 13.9 oz.-Glass Ready to Drink (RTD) 9 oz.-Slim 11 oz.-Slim 15 oz.-”Tall Boy” Retail Bags Fractional Packs Bulk Whole Bean Single Serve Open Brew FS Filter Pack Retail Pyramid Tea Bags

Expand Our Customer Base WestrockCoffee’s compelling customer value proposition and innovation process leads to long customer tenures(2) Existing customers provide opportunity to cross-sell FE&I products and expand internationally(2) Market participants value WestrockCoffee’s innovation and manufacturing capabilities Westrock Coffee is the sole coffee provider to more than 80% of its top 20 customers creating the opportunity to cross-sell FE&I products and to drive customer success(1) Strategy / Insights Ideation Adoption Commercialization (1)WCC Management. (2)WCC Management estimates, represent analysis for top 30 customers as of 12/31/2021.

Global customers are calling for Westrock Coffee’s international expansion Geographic Expansion Current Markets Served USA Canada Mexico Benin Singapore Malaysia South Korea Pakistan UK Accelerated Expansion Opportunity UK EU MENA China Japan Southeast Asia UK USA MEXICO CANADA MENA JAPAN EU CHINA SOUTHEAST ASIA Represents locations where Westrock Coffee has operations Represents locations where Westrock Coffee has co-packing plants EUROPE $11B NORTH AMERICA $8B APAC $14B MENA $2B REST OF WORLD $2B Market Opportunity: Source: WCC Management, Global Data and Mintel Group, Coffee and RTD Coffee US 2021.

M&A | Proven Acquisition Platform 1996 2007 AT START 0.6MILLION Wirelesssubscribers $0.4BILLION Inwirelessrevenues $5.6BILLION MarketCapforAlltelCorporation 19% Compounded annual return for shareholders vs. ~9% for S&P 500 5X Increase in # of states served #1 Industry leading Adjusted EBITDA margins 20X Increase in number of customers 29% Revenue CAGR +11% Adjusted EBITDA margin growth YoY in 2021A in the Beverage Solutions segment Highly Accretive Acquisitions Driven by cost discipline, manufacturing efficiencies and ability to integrate new systems sdcoffeetea.com/wp-content/themes/sdcoffee/imag... (2014) (2020) 100+ Acquisitions Management has a proven track record of successful M&A execution and integration Alltel - Wikipedia Source: WCC Management, S&P 500, SEC Public Filings.

29 01 | COMPANY OVERVIEW 02 | GROWTH STRATEGY 03 | FINANCIAL OVERVIEW 04 | TRANSACTION AND VALUATION BENCHMARKING 05 | CONCLUSION 06 | APPENDIX

Financial Summary ($ in millions) Adjusted EBITDA (’20A –’24E)(1) ($ in millions) Net Sales (’20A –’24E) 21% CAGR Single serve cup volumes growth and expansion of FE&I drive long-term Adjusted EBITDA growth and margin expansion 38% CAGR (4) (3) Consolidated 38% Beverage Solutions 42% Adjusted EBITDA CAGR ’21A –’24E(2) Adjusted EBITDA Margin 2022E(2) Beverage Solutions Consolidated 8% 10% Source: WCC Management (1)See Appendix for Adjusted EBITDA GAAP reconciliation. (2)Adjusted EBITDA CAGR represents compounded annual growth rate. Adjusted EBITDA Margin calculated as Adjusted EBITDA over Net Sales. (3)Westrock Coffee acquired S&D in February 2020. As such, 2020 financials presented include 10 months of S&D financials. (4)Excludes intercompany sales. (3)

Historical & Projected Financials ($ in millions) 2020A (2) 2021A 2022E 2023E 2024E Revenues, net Beverage Solutions Sustainable Sourcing & Traceability (1) Total Revenues, net Revenue Growth Beverage Solutions Sustainable Sourcing & Traceability Total Revenue Growth Adjusted EBITDA Beverage Solutions Sustainable Sourcing & Traceability Total Adjusted EBITDA Adjusted EBITDA Margin Beverage Solutions Sustainable Sourcing & Tracability Total Adjusted EBITDA Margin CapEx Base Business FE&I Expansion Total CapEx $424.9 $551.0 $721.3 $813.8 $994.3 125.9 147.1 239.1 246.0 253.4 $550.8 $698.1 $960.4 $1,059.9 $1,247.7 27.7% 30.9% 12.8% 22.2% 16.8% 62.5% 2.9% 3.0% 26.7% 37.6% 10.4% 17.7% $28.8 $41.5 $69.5 $82.5 $117.5 4.8 5.7 5.5 5.6 5.8 $33.6 $47.2 $75.0 $88.1 $123.3 6.8% 7.5% 9.6% 10.1% 11.8% 3.8% 3.9% 2.3% 2.3% 2.3% 6.1% 6.8% 7.8% 8.3% 9.9% $19.5 $15.1 $26.0 $12.2 $13.2 0.0 10.0 61.7 87.7 42.1 $19.5 $25.1 $87.7 $99.9 $55.3 (1) (1)Excludes intercompany sales. (2)Westrock Coffee acquired S&D in February 2020. As such, 2020 financials presented include 10 months of S&D financials. (2) RTC Factory-282 Smaller copy.jpg 32 Text Description automatically generated with low confidence

01 | COMPANY OVERVIEW 02 | GROWTH STRATEGY 03 | FINANCIAL OVERVIEW 04 | TRANSACTION AND VALUATION BENCHMARKING 05 | CONCLUSION 06 | APPENDIX

Pro Forma Valuation(1) Sources & Uses(1) Transaction Overview •Riverview has proposed to enter into a business combination with Westrock Coffee. •Pro forma enterprise value of ~$1,086mm (14.5x 2022E Adjusted EBITDA). Existing shareholders rollover shares in Westrock expected to be valued at ~$369mm and 23.8mm preferred roll over shares in Westrock expected to be valued at ~$273mm. •Westrock will enter into a $300mm fully committed cash flow credit facility allowing for ample liquidity and flexibility as the company pursues its strategic and financial objectives. •The transaction is expected to close in Q3 2022, and it is anticipated that the post-closing company will retain the Westrock name and be listed on the NASDAQ under the ticker symbol WEST. Pro Forma Ownership ($ in millions) ($ in millions, except per share values) (3) Westrock Common Shareholders PIPE Common Shareholders Riverview Common Shareholders Riverview Promote (2) (2) (2) (2) (4) 32% 20% 21% 21% 5% Westrock Preferred Shareholders (4) (5) (1) As part of the transaction holders of Common Equivalent Preferred units (“CEP”) units may elect to convert into common stock or preferred stock of the Company. The Company expects the Common Equivalent Preferred unit holders will be entitled to a liquidation preference of approximately $273mm. // (2) Pro forma share count includes 25.0mm Riverview Acquisition Corp. public shares, 6.3mm Riverview Acquisition Corp. founder shares, 12.5mm Riverview Acquisition Corp. public warrants and 7.4mm Riverview Acquisition Corp. private warrants that Westrock Coffee will assume and remain outstanding, 25.0mm PIPE shares, 23.8mm preferred shares, and 36.9mm rollover shares issued to Westrock Coffee’s existing equity holders. Pro forma shares exclude the potentially dilutive impact of 1.7mm time-vested options, 1.7mm MOIC options and 0.4mm RSUs which are outstanding, as of 02/28/2022. Pro forma cash and debt figures calculated as of 06/30/2022E, includes $150mm debt refinancing. // (3)Assumes 0% redemption of public shares. // (4) Represents the value of the Company’s preferred stockat its liquidation preference. // (5) The Company will incur additional expenses associated with its debt refinancing and other aspects of the transaction.

Defining the Opportunity Set .Coffee & tea providers with value-added capabilities .Product portfolio tailored to meet consumer trends & preferences .Scaled players with global reach .Strong customer following & engagement .Integrated specialty manufacturers of value-added ingredients .Diversified revenue mix .Blue-chip customer base .Unique positioning in an attractive, high growth industry Nestle Logo, history, meaning, symbol, PNG (1)Denotes 2022E -2024E Projected Adjusted EBITDA CAGR for Westrock Coffee.

Growth Benchmarking Revenue CAGR (2022E –2024E) JDE Peet's successfully prices inaugural EUR 2 billion We welcome Treatt as a SAI Platform member — SAI Platform Adjusted EBITDA CAGR (2022E –2024E) We welcome Treatt as a SAI Platform member — SAI Platform Nestle Logo, history, meaning, symbol, PNG Nestle Logo, history, meaning, symbol, PNG JDE Peet's successfully prices inaugural EUR 2 billion Home | Dutch Bros Home | Dutch Bros Source: WCC Management, SEC Public Filings, FactSet as of March 31, 2022.

Valuation Benchmarking EV / 2022E Adjusted EBITDA EV / 2023E Adjusted EBITDA We welcome Treatt as a SAI Platform member — SAI Platform We welcome Treatt as a SAI Platform member — SAI Platform Nestle Logo, history, meaning, symbol, PNG Nestle Logo, history, meaning, symbol, PNG Home | Dutch Bros Home | Dutch Bros JDE Peet's successfully prices inaugural EUR 2 billion JDE Peet's successfully prices inaugural EUR 2 billion Source: WCC Management, SEC Public Filings, FactSet as of March 31, 2022. RTC Washing Station-158. 37

01 | COMPANY OVERVIEW 02 | GROWTH STRATEGY 03 | FINANCIAL OVERVIEW 04 | TRANSACTION AND VALUATION BENCHMARKING 05 | CONCLUSION 06 | APPENDIX

Today, WestrockCoffee is uniquely positioned to sustainably meet global blue-chip company coffee, tea, and extract demand, while improving the lives of farmers around the world. Now is the company’s opportunity to scale its business and amplify its economic,s ocial, and environmental impact. THE OPPORTUNITY TO ACCELERATETHE COMPANY’S GROWTH IS NOW 38

39 01 | COMPANY OVERVIEW 02 | GROWTH STRATEGY 03 | FINANCIAL OVERVIEW 04 | TRANSACTION AND VALUATION BENCHMARKING 05 | CONCLUSION 06 | APPENDIX

Financial Model Assumptions (2) •Included in this presentation are the Company’s estimates of its financial performance for fiscal years 2022 through 2024 (the “Financial Projections”), based on information known as of the date of this presentation. These projections were prepared by the Company’s management as a part of its long-range planning process, and to provide current and potential investors the Company’s expectations of projected financial performance for their use in evaluating the transaction described in this presentation. •The underlying assumptions on which the Financial Projections are based require significant judgment. As a result, there can be no assurance that the Financial Projections will be an accurate prediction of future results. Key estimates and assumptions underlying the Financial Projections include: o Revenue Growth Rates –Coffee & Tea and FE&I growth rates are based on the Company’s pre-COVID (2019 and prior) and 2021 historical growth rates, adjusted for other variables, such as expectations regarding new product offerings, new customer wins, and changes in existing customer demand. The Company’s fiscal year 2022 forecast reflects the Company’s expectations about (i) sales growth, organically and via continued COVID abatement, (ii) new customer wins; (iii) improvements in customer contract terms, and (iv) operational and production efficiencies. o Operational and Manufacturing Efficiencies –The Company expects increased profitability through the continued scaling of its operational and manufacturing cost structure over increased volumes and its ability to purchase higher volumes of materials at lower unit costs. o Impacts of New FE&I Facility –During 2021 the Company purchased a 524,000 square foot facility that it intends to build out based on customer demand. The Financial Projections reflect management’s estimates of the potential capacity, packaging formats and timing of bringing the facility on-line. Currently, management expects the facility to be revenue generating in late 2023, with production ramping during 2024. •The Company believes that its operating history provides a reasonable basis of the estimates and assumptions underlying the Financial Projections. Changes in these estimates or assumptions, including assumptions regarding the timing of COVID abating, expectations regarding new product offerings, new customer wins and/or changes in the design, capacity or customer demand for our new FE&I facility could materially affect our Financial Projections. •As of the date of this presentation, the Financial Projections contained herein continue to represent management’s expectations regarding the Company’s expected future financial performance. Financial Projections

Non-GAAP Reconciliation Adjusted EBITDA Reconciliation(1)(2) ($ in millions) (1)See Non-GAAP Financial Measures on slide 42 in the Appendix. (2)Amounts may not foot due to rounding. Figures based on Company’s Credit Agreement methodology. (3)Westrock Coffee acquired S&D in February 2020. As such, 2020 financials presented include 10 months of S&D financials. (3) (3) (3)

Non-GAAP Financial Measures Description of Financial Measures We refer to EBITDA and Adjusted EBITDA in our analysis of our results of operations, which are not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). While we believe that net (loss) income, as defined by GAAP, is the most appropriate earnings measure, we also believe that EBITDA and Adjusted EBITDA are important non-GAAP supplemental measures of operating performance as they contribute to a meaningful evaluation of the Company’s future operating performance and comparisons to the Company's past operating performance. Additionally, we use the non-GAAP financial measure in evaluating the performance of our segments, to make operational and financial decisions and in our budgeting and planning process. The Company believes that providing the non-GAAP financial measure to investors helps investors evaluate the Company’s operating performance, profitability and business trends in a way that is consistent with how management evaluates such performance. We define EBITDA as net (loss) income, as defined by GAAP, before interest expense, provision for income taxes and depreciation and amortization.We define Adjusted EBITDA as EBITDA before equity-based compensation expense and the impact, which may reoccur , of acquisition, restructuring and integration related costs, including management services and consulting agreements entered into in connection with the acquisition of S&D, impairment charges, non-cash mark-to-market adjustments, certain costs specifically excluded from the calculation of Adjusted EBITDA under our material debt agreements, the write off of unamortized deferred financing costs, costs incurred as a result of the early repayment of debt, gains or losses on dispositions, and other similar or infrequent items (although we may not have had such charges in the periods presented). We believe EBITDA and Adjusted EBITDA are important supplemental measures to net (loss) income because they provide additional information to evaluate our operating performance on an unleveraged basis. In addition, EBITDA is calculated similar to defined terms in our material debt agreements used to determine compliance with specific financial covenants. Since EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, they should be viewed in addition to, and not be considered as alternativesfor, net (loss) income determined in accordance with GAAP. Further, our computations of EBITDA and Adjusted EBITDA may not be comparable to that reported by other companies that define EBITDA and Adjusted EBITDA differently than we do.